UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 17, 2024, Mickey L. Jones, Senior Executive Vice President and Chief Operating Officer of Citizens Financial Services, Inc. (the “Company”) and of First Citizens Community Bank (the “Bank”), notifed the Company that he will retire from such positions effective June 7, 2024.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) and (b)
On April 16, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”).  The shareholders of the Company voted on four proposals at the Annual Meeting.  The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 7, 2024. The final results for the votes regarding each proposal are set forth below.

1.	Election of Class 1 Directors

At the Annual Meeting, the following persons were duly elected as Class 1 directors, to serve until the Company’s 2027 Annual Meeting of Shareholders:

	Robert W. Chappell	Roger C. Graham, Jr.	R. Joseph Landy
For	2,381,288	2,469,037	2,262,161
Withheld	392,564	304,815	511,691
Broker Non-Votes	626,012	626,012	626,012

2.	Ratification of S.R. Snodgrass, P.C. as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,129,668	250,377	19,819	⸻

3.	Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement
At the Annual Meeting, the Company’s shareholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,265,150	453,427	55,275	626,012

4.	Advisory vote on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers
At the Annual Meeting, the Company’s shareholders voted, on a non-binding basis, for the shareholder vote on the compensation paid to the Company’s named executive officers to be held on an annual basis. The table below sets forth the voting results for this proposal:
One Year	Two Years	Three Years	Abstentions
2,421,783	23,349	84,973	243,747

The results reported above are final voting results.
(c)	n/a
(d)
Consistent with the Board of Directors’ recommendation, and in light of the shareholder vote on the frequency of shareholder vote on executive compensaiton, the Company has determine to include in its proxy materials the shareholder advisory vote on the compensation of its named executive officers yearly.

Item 8.01. Other Events.
Following Mr. Kosa’s retirement at the Annual Meeting, the Board reduced the size of the Citizens Financial Services, Inc. Board from twelve (12) to eleven (11) directors, and the First Citizesn Community Bank Board from fifteen (15) to fourteen (14) directors.
On April 17, 2024, the Company issued a press release related to the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description
99.1	Press Release, dated April 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

April 17, 2024	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer